Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2016
Photomedex, Inc. [Member]
Schedule of Property and Equipment

	December 31,
	2016	2015
Lasers-in-service	$-	$-
Equipment, computer hardware and software	5,005	5,147
Furniture and fixtures	433	424
Leasehold improvements	438	443
	5,876	6,014
Accumulated depreciation and amortization	(4,888)	(4,708)
Total property and equipment, net	$988	$1,306
Less Assets held for sale	(988)	-
Total property and equipment, net	$-	$1,306